Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Note 20: Subsequent Events

On January 20, 2014, the Company announced that it had entered into a definitive agreement to sell its Reciprocating Compression business, a division of the PCS segment, to General Electric for cash consideration of approximately $550 million, subject to closing adjustments.  Closing on the sale is expected during the third quarter of 2014.  The Company currently expects to report an after-tax loss, including the write-off of non-deductible goodwill, most of which will be reflected in the Company’s financial statements for the first quarter of 2014.  The Reciprocating Compression business, which had revenues of nearly $302 million for the year ended December 31, 2013, will be reported as discontinued operations in the Company’s consolidated financial statements beginning in the first quarter of 2014.  The Company plans to use the estimated after tax proceeds from the sale to partially fund its existing share repurchase program.

At the same time, the Company also announced that it intends to explore strategic alternatives for the Centrifugal Compression business, another of the divisions of the PCS segment, to further enhance the Company’s focus on its core businesses.  The Centrifugal Compression division, which had revenues of approximately $398 million for the year ended December 31, 2013, will continue to be reported in the Company’s continuing operations while the Company is exploring the various strategic alternatives for this business.